SUMMARY PROSPECTUS
April 29, 2016 (As Amended June 28, 2016)
MFS® Blended Research® Small Cap
Equity Portfolio
Service Class

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the fund's statement of additional information, online at insurancefunds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund's prospectus and statement of additional information, both dated April 29, 2016, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Service Class	N/A

Summary of Key Information
Investment Objective
The fund's investment objective is to seek capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay when you hold shares of the fund.  If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.79%

VSC-SSUM-062816                                                                                                                      Page 1 of 3

MFS Blended Research Small Cap Equity Portfolio

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund's operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Service Class Shares	$81	$252	$439	$978

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example," affect the fund's performance.  During the most recent fiscal year, the fund's portfolio turnover rate was 78% of the average value of its portfolio.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund's net assets in equity securities of issuers with small market capitalizations. MFS generally defines small market capitalization issuers as issuers with market capitalizations similar to those of issuers included in the Russell 2000® Index (the "Index") over the last 13 months at the time of purchase. As of March 31, 2016, the range of the market capitalizations of the issuers in the Index was between $14 million and $6.1 billion.
Equity securities include common stocks, equity interests in real estate investment trusts (REITs), and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.
In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
MFS may invest the fund's assets in foreign securities.
MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers to determine a fundamental rating for an issuer.  MFS uses quantitative analysis to determine a quantitative rating for an issuer. MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors with a goal of constructing a portfolio with a target predicted tracking error of approximately 3% compared to the Index.  There is no assurance that the fund will meet this target predicted tracking error over the long term or for any year or period of years, or that the fund's predicted tracking error and actual tracking error will be similar.  Tracking error generally measures how the differences between the fund's monthly returns and the Index's monthly returns have varied over a specified time period.
Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
The principal risks of investing in the fund are:
Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.
Investment Strategy Risk: The fund's strategy to target a predicted tracking error of approximately 3% compared to the Index and to blend fundamental and quantitative research may not produce the intended results. In addition, MFS fundamental research is not available for all issuers.
Small Cap Risk:  The stocks of small cap companies can be more volatile than stocks of larger companies.
Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.
Real Estate Investment Trust Risk: The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.  The securities of smaller real estate-related issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.
Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.
Investment Selection Risk: MFS' investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. Investments selected using quantitative models may not produce the intended results due to the factors used in the models, the weight placed on each factor in the models, changing sources of market return, and technical issues in the design, development, implementation, and maintenance of the

MFS Blended Research Small Cap Equity Portfolio

models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).
Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund's performance over time and how the fund's performance over time compares with that of a broad measure of market performance.
Performance prior to December 8, 2012, reflects time periods when another adviser or sub-adviser was responsible for selecting investments for the fund under a different investment objective and using a passive investment strategy.  The fund's past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, they would reduce the returns shown.
Service Class Bar Chart.

The total return for the three-month period ended March 31, 2016, was 1.25%. During the period(s) shown in the bar chart, the highest quarterly return was 31.20% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (26.91)% (for the calendar quarter ended December 31, 2008).
Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2015)

Share Class	1 YEAR	5 YEARS	10 YEARS
Service Class Shares	(4.38)%	10.06%	6.49%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
Russell 2000 Index	(4.41)%	9.19%	6.80%

Investment Adviser
MFS serves as the investment adviser for the fund.
Portfolio Manager(s)

Portfolio Manager	Since	Title
Matthew W. Krummell	2012	Investment Officer of MFS
James C. Fallon	September 2015	Investment Officer of MFS
Jonathan W. Sage	September 2015	Investment Officer of MFS
John E. Stocks	September 2015	Investment Officer of MFS

Purchase and Sale of Fund Shares
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.
Taxes
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, to understand the tax treatment of your investment.
Payments to Financial Intermediaries
The fund, MFS, and/or its affiliates may make payments to insurance companies, other financial intermediaries, and all of their affiliates, for distribution and/or other services. These payments may create a conflict of interest for the insurance company or other financial intermediary to include the fund as an investment option in its product or to recommend the fund over another investment option. Ask your financial intermediary or insurance company, or visit your financial intermediary's or insurance company's Web site, for more information.